John Hancock High Yield Tax-Free Fund

                     Supplement to Class A and B Prospectus

          (to be distributed to investors in the State of South Dakota)



John Hancock High Yield Tax-Free Fund may invest up to 85% of its assets in lower rated bonds, commonly known as "junk bonds." Junk bonds are subject to greater risks, including default risks, than those found in higher rated securities. The risks associated with these securities are defined under the heading "Risk Factors" on page 6 and under the heading "More About Risk" on page
24. Be sure to read all risk disclosure carefully before investing.


To supplement the prospectus' discussion of jund bonds, a more detailed description of the characteristics of bonds in which the fund may invest is included in Appendix A of the fund's Statement of Additional Information. To request a free copy of the Statement of Additional Information, please write or call:

                   John Hancock Investors Services Corporation
                                  P.O. Box 9116
                              Boston, MA 02205-9116
                            Telephone: 1-800-225-5291
                            EASI-Line 1-800-338-8080
                               TDD: 1-800-544-6713